UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023 (May 24, 2023)
PDC Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37419	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1099 18th Street, Suite 1500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

PDC Energy, Inc. (the “Company”) held its Annual Meeting of the Stockholders (the “Annual Meeting”) on May 24, 2023. A total of 87,684,367 shares of common stock, or 89.95% of the outstanding shares, were represented virtually or by proxy at the Annual Meeting.

The stockholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2023. The final voting results for each of the proposals submitted to a stockholder vote at the Annual Meeting are set forth below.

PROPOSAL 1 — Election of Seven Directors. The Company’s stockholders elected seven directors to serve for a one-year term expiring at the Company’s 2024 annual meeting of stockholders, based on the following voting results:

Name	For	Withheld	Broker Non-Vote
Barton R. Brookman	75,843,982	527,576	2,505,325
Pamela R. Butcher	69,825,218	6,546,340	2,505,325
Mark E. Ellis	75,332,953	1,038,605	2,505,325
Paul J. Korus	73,585,288	2,786,270	2,505,325
Lynn A. Peterson	74,416,468	1,955,090	2,505,325
Carlos A. Sabater	75,750,307	621,251	2,505,325
Diana L. Sands	71,693,135	4,678,423	2,505,325

PROPOSAL 2 — Approve Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the 2022 compensation of the Company’s named executive officers, based on the following voting results:

For	Against	Abstain	Broker Non-Vote
75,083,385	1,243,189	44,984	2,505,325

PROPOSAL 3 — Ratify the Appointment of PricewaterhouseCoopers LLP. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, based on the following voting results:

For	Against	Abstain
78,383,970	460,229	32,684

PROPOSAL 4 — Approve Frequency of Advisory Vote on Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company's Named Executive Officers on an annual basis, based on the following voting results:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
70,717,023	157,895	5,460,334	36,306	2,505,325

With respect to Proposal #4 and after consideration of the advisory vote of the Company's stockholders at the Annual Meeting, the Company’s Board of Directors has determined to continue to hold the advisory stockholder vote on the compensation of the Company’s Named Executive Officers on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2023	PDC ENERGY, INC.
	By:	/s/ Nicole Martinet
	Name:	Nicole Martinet
	Title:	General Counsel, Senior Vice President and Corporate Secretary